UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2014

Columbia Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51262

MD	20-0068852
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Glenlake Parkway, Suite 1200
Atlanta, GA 30328
(Address of principal executive offices, including zip code)

(404) 465-2200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in Item 2.02 and Item 7.01 in this Current Report on Form 8-K (this "Form 8-K"), including Exhibit 99.1, is being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any incorporation by reference in such filing.
Item 2.02 Results of Operations and Financial Condition.
On January 15, 2014, Columbia Property Trust, (the "Company") will be making investor presentations. The materials the Company intends to present are attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 7.01 Regulation FD Disclosure.
A copy of the materials the Company intends to present in investor presentations beginning January 15, 2014 is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein. Additionally, the Company has posted a copy of the presentation on its Investor Relations page at www.ColumbiaPropertyTrust.com.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Property Trust, Inc.

Dated: January 14, 2014	By:	/s/ James A. Fleming
James A. Fleming
Executive Vice President and Chief Financial Officer